                                                                  EXHIBIT (a)(2)

                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                               ENGLE HOMES, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 20, 2000
                                       BY
                            HELIOS ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                          TECHNICAL OLYMPIC USA, INC.

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
NEW YORK CITY TIME, ON FRIDAY, NOVEMBER 17, 2000, UNLESS THE OFFER IS EXTENDED.

     This Letter of Transmittal, the certificates for Shares (as defined below) and any other required documents should be sent or delivered by each shareholder of the Company or his broker, dealer, commercial bank, trust company or other nominee to the Depositary (as defined below) at one of its addresses set forth below.

                        THE DEPOSITARY FOR THE OFFER IS:

                            WILMINGTON TRUST COMPANY

             By Mail:                   Facsimile Transmission:         By Hand or Overnight Courier:
     Wilmington Trust Company       (For Eligible Institutions Only)       Wilmington Trust Company
     Corporate Trust Division                (302) 651-1079                Corporate Trust Division
          P.O. Box 8861                  Confirm by Telephone:         1105 North Market Street, First
    Wilmington, DE 19899-8861                (302) 651-8869                         Floor
                                                                             Rodney Square North
                                                                             Wilmington, DE 19801

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 PROVIDED BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase (as defined below)) is utilized, if delivery is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company (the "Book-Entry Transfer Facility"), pursuant to the procedures set forth in
Section 3 of the Offer to Purchase. Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders."

     Shareholders whose certificates for Shares are not immediately available or who cannot comply with the procedure for book-entry transfer on a timely basis, or who cannot deliver all required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), may tender their Shares in accordance with the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                                                  DESCRIPTION OF SHARES TENDERED
  NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
  APPEAR(S) ON                                          SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
  SHARE CERTIFICATE(S))                                 (ATTACH ADDITIONAL SIGNED LIST, IF NECESSARY)
                                                                              TOTAL NUMBER OF
                                                                              SHARES EVIDENCED BY
                                                        SHARE CERTIFICATE     SHARE                 NUMBER OF
                                                        NUMBER(S)*            CERTIFICATE(S)*       SHARES TENDERED**

                                                        TOTAL SHARES
    * Need not be completed by Book-Entry Shareholders.
   ** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction
   4.

[ ]  CHECK HERE IF CERTIFICATE HAS BEEN LOST OR DESTROYED. SEE INSTRUCTION 11.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

     Name of Tendering Institution:
    ----------------------------------------------------------------------------

     Account Number:
    ----------------------------------------------------------------------------

     Transaction Code Number:
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

     Name(s) of Registered Owner(s):
    ----------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery:
    ----------------------------------------------------------------------

     Name of Institution which Guaranteed Delivery:
    ---------------------------------------------------------------------------

     If delivered by book-entry transfer, check box:  [ ]

     Name of Tendering Institution:
    ----------------------------------------------------------------------------

     Account Number:
    ----------------------------------------------------------------------------

     Transaction Code Number:
    ----------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Helios Acquisition Corp., a Florida corporation (the "Purchaser") and a wholly owned subsidiary of Technical Olympic USA, Inc., a Delaware corporation ("Technical Olympic"), the above-described shares of common stock, par value $0.01 per share (the "Shares"), of Engle Homes, Inc., a Florida corporation (the "Company"), pursuant to the Offer to Purchase dated October 20, 2000 (as amended or supplemented from time to time, the "Offer to Purchase") all outstanding Shares at $19.10 per Share, net to the seller in cash, without interest thereon, less any required tax withholding, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (the "Letter of Transmittal," which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, collectively constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to purchase the Shares tendered herewith.

     On the terms and subject to the conditions of the Offer (including the conditions set forth in Section 12 of the Offer to Purchase and together with, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all cash dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, or the issuance of other rights) that is declared or paid by the Company on or after October 12, 2000 (collectively, "Distributions"), and irrevocably appoints Wilmington Trust Company (the "Depositary") the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the fullest extent of such shareholder's rights with respect to such Shares (and any Distributions) (a) to deliver such Share Certificates (as defined below) (and any Distributions) or transfer ownership of such Shares (and any Distributions) on the account books maintained by the Book-Entry Transfer Facility, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser,
(b) to present such Shares (and any Distributions) for transfer on the books of the Company and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and the conditions of the Offer.

     The undersigned hereby irrevocably appoints the designees of the Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the fullest extent of such shareholder's rights with respect to the Shares tendered hereby which have been accepted for payment by the Purchaser and with respect to any Distributions. The designees of the Purchaser will, with respect to the Shares (and any associated Distributions) for which the appointment is effective, be empowered to exercise all voting and any other rights of such shareholder, as they, in their sole discretion, may deem proper at any annual, special or adjourned meeting of the Company's shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Shares. Such appointment is effective when, and only to the extent that, the Purchaser accepts such Shares for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any associated Distributions) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's acceptance for payment for such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares (and any associated Distributions), including voting at any meeting of shareholders.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares (and any Distributions) tendered hereby and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares (and any Distributions) tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and, pending such remittance or appropriate assurance thereof, the Purchaser shall be entitled to all rights and privileges as owner of any such Distributions, and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that the valid tender of Shares pursuant to one of the procedures described in Section 3 of the Offer to Purchase and the Instructions hereto will constitute a binding agreement between the undersigned and the

Purchaser upon the terms and subject to the conditions of the Offer, including, without limitation, the undersigned's representation and warranty that the undersigned owns the Shares being tendered hereby. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby. The undersigned acknowledges that no interest will be paid on the purchase price for tendered Shares regardless of any extension of the Offer or any delay in making such payment.

     Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or not accepted for payment in the name(s) of the registered owner(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any certificates for Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box entitled "Special Payment Instructions," please credit any Shares tendered hereby and delivered by book-entry transfer, but which are not purchased, by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)
        To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment (less the amount of any federal income tax required to be withheld) are to be issued in the name of someone other than the undersigned.

   Issue:  [ ] Check  [ ] Certificate(s) to:

   Name
   -----------------------------------------------
                                 (Please Print)

   Address
   ---------------------------------------------

             ------------------------------------------------------

             ------------------------------------------------------
                                   (Zip Code)

             ------------------------------------------------------
                (Taxpayer Identification or Social Security No.)
                        (See Substitute Form W-9 below)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 7)
        To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment (less the amount of any federal income tax required to be withheld) are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

   Deliver:  [ ] Check  [ ] Certificate(s) to:

   Name
   -----------------------------------------------
                                 (Please Print)

   Address
   ---------------------------------------------

             ------------------------------------------------------

             ------------------------------------------------------
                                   (Zip Code)

                                   IMPORTANT
                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

X ------------------------------------------------------------------------------

X ------------------------------------------------------------------------------
                           (Signature(s) of Holder(s))

Dated:
------------------------------------ , 2000

     (Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s): ---------------------------------------------------------------------
                             (Please type or print)

Capacity (Full Title): -------------------------------------------------------

Address: ---------------------------------------------------------------------

------------------------------------------------------------------------------
                              (Including zip code)

Area Code and Telephone No.: -------------------------------------------------

Tax Identification or Social Security No.: -----------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature: --------------------------------------------------------

Name: ------------------------------------------------------------------------
                             (Please type or print)

Address: ---------------------------------------------------------------------

------------------------------------------------------------------------------
                              (Including zip code)

Full Title and Name of Firm: -------------------------------------------------
                             (Please type or print)

Address of Firm: -------------------------------------------------------------

------------------------------------------------------------------------------
                              (Including zip code)

Area Code and Telephone No.: -------------------------------------------------

Dated:
------------------------------------ , 2000

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holders (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith and such registered owner has not completed the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal, or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates for all physically tendered Shares ("Share Certificates"), or confirmation of any book-entry transfer ("Book-Entry Confirmation") into the Depositary's account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase).

     Shareholders whose certificates for Shares are not immediately available or who cannot deliver all other required documents to the Depositary on or prior to the Expiration Date, or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) Share Certificates, in proper form for transfer (or a Book-Entry Confirmation with respect to all Shares), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees (or, in the case of a book-entry transfer, an Agent's Message), and all other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders (Applicable to Certificate Shareholders Only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In such cases, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date (as defined in the Offer to Purchase). All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any other change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Shares not tendered or not accepted for payment are to be issued in the name of, a person other than the registered holder(s), in which case the certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in each case signed exactly as the name(s) of the registered holder(s) appear(s) on such certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificates(s) listed, the certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any Share Certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of such person's authority so to act must be submitted.

     6. Stock Transfer Taxes. Except as set forth in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the purchase price if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

     7. Special Payment and Delivery Instructions. If a check for the purchase price is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the person signing this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the person signing this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Shareholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such shareholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account designated above at the Book-Entry Transfer Facility.

     8. Requests for Assistance or Additional Copies. Any questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and locations listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

     9. Backup Federal Income Tax Withholding and Substitute Form W-9. Under the "backup withholding" provisions of U.S. Federal tax law, the Depositary may be required to withhold 31% of the purchase price of Shares purchased pursuant to the Offer. To prevent backup withholding, each tendering shareholder should complete and sign the Substitute Form W-9 below, and either: (a) provide the shareholder's correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct (or that such shareholder is awaiting a TIN), and that (i) the shareholder has not been notified by the Internal Revenue Service ("IRS") that the shareholder is subject to backup withholding as a result of failure to report all interest or dividends, or (ii) the IRS has notified the shareholder that the shareholder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If "Applied For" is written in Part I of the substitute Form W-9, the Depositary will retain 31% of any payment of the purchase price for tendered Shares during the 60-day period following the date of the Substitute Form W-9. If the shareholder furnishes the Depositary with his or her TIN within 60 days of the date of the Substitute W-9, the Depositary will remit such amount retained during the 60-day period to the shareholder, and no further amounts will be retained or withheld from any payment made to the shareholder thereafter. If, however, the shareholder has not provided the Depositary with his or her TIN within such 60-day period, the Depositary will remit such previously retained amounts to the IRS as backup withholding and shall withhold 31% of any payment of the purchase price for the tendered Shares made to the shareholder thereafter unless the shareholder furnishes a TIN to the Depositary prior to such payment. In general, an individual's TIN is the individual's Social Security number. If a certificate for tendered Shares is registered in more than one name or is not in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 included with this Letter of Transmittal for additional guidance on which number to report. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the shareholder may be subject to a $50 penalty imposed by the IRS and backup withholding at a rate of 31%. Certain holders (including, among others, certain corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on the Substitute Form W-9. Additionally, in order to satisfy the Depositary that a foreign individual qualifies as an exempt recipient, such foreign individual must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. A form for such statements can be obtained from the Depositary.

     If payment for tendered Shares is to be made, pursuant to Special Payment Instructions, to a person other than the tendering shareholder, backup withholding will apply unless such other person, rather than the tendering shareholder, complies with the procedures described above to avoid backup withholding.

     For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how an individual who does not have a TIN can obtain one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 included with this Letter of Transmittal.

     Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold 31% of the amount of any payments for such Shares. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided the appropriate returns are filed with the IRS.

     10. Waiver of Conditions. The conditions of the Offer may be waived by the Purchaser (subject to certain limitations), in whole or in part, at any time or from time to time, in the Purchaser's sole discretion in accordance with Section 12 of the Offer to Purchase.

     11. Lost Or Destroyed Certificates. If any Certificate(s) representing Shares has (have) been lost or destroyed, the holders should promptly notify the Company's transfer agent, American Stock Transfer and Trust Company, at (800) 937-5449. The holders will then be instructed as to the procedure to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH SHARE CERTIFICATES OR BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                        Name:                                      Individual [ ]
                                   Address:                                   Partnership [ ]
 FORM W-9                                                                     Corporation [ ]
 DEPARTMENT OF THE TREASURY                                                   Other (specify) [ ]
 INTERNAL REVENUE SERVICE
 REQUEST FOR TAXPAYER
 IDENTIFICATION NUMBER (TIN) AND
 CERTIFICATION
------------------------------------------------------------------------------------------------------------------------

 PART I.  Please provide your taxpayer identification number in the space at  SSN: -------------------------------
          right and certify by signing and dating below. If awaiting TIN,     or
          write "Applied For."                                                EIN:-------------------------------

------------------------------------------------------------------------------------------------------------------------
 PART II. For Payees exempt from backup withholding. See the enclosed "Guidelines for Certification of Taxpayer
          Identification Number on Substitute Form W-9."
------------------------------------------------------------------------------------------------------------------------
 CERTIFICATION -- Under penalties of perjury, I certify that:
 (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
 (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
 (3) any other information provided on this form is true, correct and complete.
 CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
 Signature
 -----------------------------------------------------------------------------------------------------------------------
 Date:
 ----------------------------------------------------------------------------------------------------------------------- ,
 2000
------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN IRS PENALTIES AND
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or
(ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld until I provide a taxpayer identification number to the Depositary.

-------------------------------------
Signature

-------------------------------------  Date:------------------------------, 2000
Name (Please Print)

     Manually signed facsimile copies of this Letter of Transmittal, properly completed and duly signed, will be accepted. This Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                        THE DEPOSITARY FOR THE OFFER IS:

                            WILMINGTON TRUST COMPANY

             By Mail:                   Facsimile Transmission:         By Hand or Overnight Courier:
     Wilmington Trust Company       (For Eligible Institutions Only)       Wilmington Trust Company
     Corporate Trust Division                (302) 651-1079                Corporate Trust Division
          P.O. Box 8861                                                1105 North Market Street, First
    Wilmington, DE 19899-8861            Confirm by Telephone:                      Floor
                                             (302) 651-8869                  Rodney Square North
                                                                             Wilmington, DE 19801

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

     Any questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective telephone numbers and locations listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                        [MACKENZIE PARTNERS, INC. LOGO]

                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885

                      THE DEALER MANAGER FOR THE OFFER IS:

                     [BANC OF AMERICA SECURITIES LLC LOGO]

                                9 W. 57th Street
                            New York, New York 10019
                         (212) 583-8537 (Call Collect)
                                       or
                    CALL TOLL-FREE (888) 583-8900 EXT. 8537